SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 12, 2011

HWI Global, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-53437	74-31775186
(Commission File Number)	(IRS Employer Identification No.)

3840 South Water Street Pittsburgh, Pa.	15203
(Address of Principal Executive Offices)	(Zip Code)

412-884-3028
(Registrant’s Telephone Number, Including Area Code)

IVT Software, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition

On August 12, 2011, HWI Global, Inc. (the “Company”) issued a press release setting forth the Company’s financial information for the second quarter ended June 30, 2011.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	Financial Statements and Exhibits

(d)     Exhibits

99.1                    Press Release dated August 12, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HWI Global, Inc.

Dated: August 12, 2011	By:	/s/ Deric Haddad
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 12, 2011